SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
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             (Exact name of Registrant as specified in its Articles)

                        III-A: 0-18302           III-A: 73-1352993
                        III-B: 0-18636           III-B: 73-1358666
                        III-C: 0-18634           III-C: 73-1356542
                        III-D: 0-18936           III-D: 73-1357374
                        III-E: 0-19010           III-E: 73-1367188
  Oklahoma              III-F: 0-19102           III-F: 73-1377737
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(State or other        (Commission              (I.R.S. Employer
jurisdiction of          File No.)               Identification)
incorporation or
organization)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8:   OTHER EVENTS

      Termination of Partnerships. The General Partner has notified the limited partners of Geodyne Energy Income Limited Partnership III-A, Geodyne Energy Income Limited Partnership III-B, Geodyne Energy Income Limited Partnership III-C, Geodyne Energy Income Limited Partnership III-D, Geodyne Energy Income Limited Partnership III-E, and Geodyne Energy Income Limited Partnership III-F, (collectively, the "Partnerships") that, pursuant to the terms of the limited partnership agreements for the Partnerships, the Partnerships will terminate on December 31, 2007 (November 22, 2007 for the III-A Partnership). Attached is a copy of the letter sent to the limited partners on or about February 5, 2007 setting forth the notice of termination and related matters.


ITEM 9:   EXHIBITS

20.1 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership III-A on or about February 5, 2007.

20.2 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership III-B on or about February 5, 2007.

20.3 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership III-C on or about February 5, 2007.

20.4 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership III-D on or about February 5, 2007.

20.5 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership III-E on or about February 5, 2007.

20.6 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership III-F on or about February 5, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Geodyne Energy Income Limited Partnership III-A Geodyne Energy Income Limited Partnership III-B Geodyne Energy Income Limited Partnership III-C Geodyne Energy Income Limited Partnership III-D Geodyne Energy Income Limited Partnership III-E Geodyne Energy Income Limited Partnership III-F

                        By:  GEODYNE RESOURCES, INC.
                             General Partner

                              //s// Dennis R. Neill
                             -----------------------------
                             Dennis R. Neill
                             President

DATE: February 7, 2007